PURCHASE AGREEMENT

        This Purchase Agreement (the "Agreement") is dated as of May 13, 2002 by and between Thomas F. Lennon, as Receiver for Capital Consultants, LLC, an Oregon limited liability company in the cases of Securities and Exchange Commission v. Capital Consultants, LLC., et al., (Case No. 00-1290-KI) and Elaine L. Chao, Secretary of Department of Labor v. Capital Consultants, LLC, et al. (Case No. 00-1291-KI) pending in the United States District Court, District of Oregon (the "Receiver"), and Wilshire Financial Services Group Inc., a Delaware corporation (the "Buyer").

BACKGROUND

        WHEREAS, as part of the consideration for the execution and delivery of the Settlement Agreement (as defined below), the Receiver has agreed to sell to Buyer, and Buyer has agreed to purchase from the Receiver, all of Seller’s (as defined below) right, title and interest in and to 1,000 shares (the “Shares”) of non-voting Class B Common Stock (the “Stock”) of Wilshire Credit Corporation, a Nevada corporation (“WCC”) (such Shares being 100% of the outstanding Stock) and a related liquidation bond issued by Buyer (the “Liquidation Bond” and, collectively with the Shares, the “Securities”), each acquired by Capital Wilshire Holdings, Inc., a Nevada corporation (“CWH”), which is controlled by the Receiver pursuant to an order of the United States District Court, District of Oregon (the “Court”).

        NOW, THEREFORE, the parties agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

        As used in this Agreement and in addition to the other terms defined elsewhere in this Agreement, the following terms have these meanings:

        “Affiliate” means, as to any Person, any other Person which or who directly or indirectly controls, is controlled by or is under common control with such Person. “Control” (and correlative terms) for purposes of this definition means ownership, directly or indirectly, of at least 50 percent of the securities having ordinary voting power for the election of directors or members of another governing body of a corporation or other entity.

        “CCI” means Capital Consultants, Inc. for itself and as agent for the Investors (as defined in the Restructuring Agreement).

        “Governmental Authority” means any body or instrumentality of any government.

        “Liens” means any lien, security interest, claim, encumbrance or any right of ownership by or of any other party.

        “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, trust, incorporated organization, government, agency or political subdivision or other entity.

        “Receivership Cases” means: (i) the case of Securities and Exchange Commission v. Capital Consultants, LLC, et al. (Case No. 00-1290-KI) and (ii) the case of Elaine L. Chao, Secretary of Department of Labor v. Capital Consultants, LLC, et al. (Case No. 00-1291-KI), each pending in the United States District Court, District of Oregon.

        “Restructuring Agreement” means the Amended and Restated Restructuring Agreement dated as of January 19, 1999 among CWH (then known as Wilshire Credit Corporation), Buyer, Wilshire Servicing Corporation, Wilshire Funding Corporation, Portland Servicing Corporation, Andrew A. Wiederhorn, Lawrence A. Mendelsohn and CCI.

        “Restructuring Documents” means the following documents:

             1.       Restructuring Agreement.

             2.       Liquidation Bond of Buyer in the amount of $19,300,000 issued by Buyer in favor of CCI dated June 8, 1999.

             3.       Guaranty dated as of June 8, 1999 by WCC Inc. (now Wilshire Credit Corporation) for the benefit of the holder of the Liquidation Bond.

             4.       Security Agreement (WCC Inc.) dated June 8, 1999 by WCC Inc. (now Wilshire Credit Corporation) for the benefit of CCI.

             5.       Guaranty dated as of June 8, 1999 by Wilshire Funding Corporation and WMFC 1997-1 Inc. for the benefit of the holder of the Liquidation Bond.

             6.       Amended and Restated Security Agreement (Buyer, WFC and WMFC 1997-1 Inc.) dated as of June 8, 1999 from Buyer, Wilshire Funding Corporation, WMFC 1997-1 Inc. for the benefit of CCI.

             7.       Exchange Rights Agreement dated as of June 8, 1999 among Buyer, WCC Inc. (now Wilshire Credit Corporation) and Wilshire Credit Corporation (now CWH).

             8.       Post-Restructuring Agreement dated as of June 8, 1999 among WCC Inc. (now Wilshire Credit Corporation), CCI, Buyer and Wilshire Credit Corporation (now CWH).

        “Sale Order” means a written order signed and entered by the Court in the Receivership Cases, which shall be obtained after appropriate and timely notice has been provided to all persons to whom notice of the Settlement Agreement is provided, including, without limitation, Sterling Capital, LLC, which order shall: (i) approve the sale of Seller’s, CCL’s and/or CWH’s right, title and interest in and to the Securities to Buyer on the terms and conditions set forth herein free and clear of all Liens by or of any other party, (ii) provide that the Court shall retain jurisdiction over all matters arising from or relating to the Sale Order and this Agreement, (iii) confirm that appropriate and timely notice has been provided, and (iv) be substantially in the form of Exhibit C attached hereto.

        “Securities Pledge Agreement” means the Pledge and Securities Agreement dated as of June 8, 1999 from Wilshire Credit Corporation (now CWH) to CCI.

        “Seller” means the Receiver in the Receivership Cases acting on behalf of CCL and CWH.

        “Settlement Agreement” means that Settlement Agreement dated as of the date hereof among Claimants and Respondents as defined therein.

        “Subsidiary” of any Person means a Person controlled by that Person. “Controlled,” for this purpose, has the meaning ascribed to that term in the definition of “Affiliate.”

ARTICLE II
PURCHASE, SALE AND CLOSING

       2.1       Purchase and Sale of the Securities. Subject to the terms and conditions of this Agreement, at the Closing, Buyer agrees to purchase and accept delivery from Seller of, and Seller agrees to sell, assign, transfer and deliver to Buyer, all of the Securities, free and clear of all Liens, for a total purchase price of $10,500,000.00 (the “Purchase Price”), payable in immediately available funds.

       2.2       Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place on the date on which all of the conditions set forth in Article V below have been satisfied or waived, but not earlier than thirty-one (31) days after entry of the Sale Order. At the Closing, the Receiver will deliver or cause to be delivered to Buyer the following: (i) the original Liquidation Bond and stock certificates for the Shares (together with executed Assignments Separate From Certificate in the form attached hereto as Exhibit A) and (ii) UCC termination statements for the following UCC filings in Oregon showing CCI or the Receiver as the secured party: (a) 471288 filed on June 9, 1999 against Wilshire Credit Corporation, (b) 471299 filed on June 9, 1999 against WCC Inc., (c) 471289 filed on June 9, 1999 against WFSG, Wilshire Funding Corporation and WMFC 1997-1 Inc., (d) filing for UCC-1 provided to CCI pursuant to July 28, 2000 First Substitute Security Agreement, and (e) filing for UCC-1 provided to CCI pursuant to October 26, 2000 Second Substitute Collateral Security Agreement. At the Closing and upon payment of the Purchase Price, the Securities Pledge Agreement and the Restructuring Documents shall terminate immediately, without any further action on the part of any party to this Agreement. At the Closing, Buyer will deliver or cause to be delivered to Seller the Purchase Price for the Securities by wire transfer in immediately available funds pursuant to the instructions attached hereto as Exhibit B.

       2.3       Termination of Restructuring Obligations. Upon the Closing of the sale and purchase of the Securities, Seller (acting for all entities within its control) releases Buyer and its Subsidiaries, and Buyer releases Seller and all entities within Seller’s control from any and all claims relating to any alleged breach of any obligations that any party may have had since June 10, 1999 under the Restructuring Documents. Each of Buyer and Seller (acting for all entities within its control) expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code or any other similar provision of the law of another State, Territory or other jurisdiction. Section 1542 reads in pertinent part:

A general release does not extend to claims that the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

        Each of Buyer and Seller (acting for all entities within its control) hereby acknowledges that the foregoing waiver of the provisions of Section 1542 of the California Civil Code and any other similar provision of the law of another State, Territory or other jurisdiction was separately bargained for and expressly agrees that all release provisions in this Purchase Agreement shall be given full force and effect in accordance with each and all of their express terms and provisions, including those terms and provisions relating to unknown or unsuspected claims, demands and causes of action, if any, to the same extent as those terms and provisions relating to any other claims, demands and causes of action specified above. Buyer and Seller (acting for all entities within its control) each assume for themselves the risk of the subsequent discovery or understanding of any matter, fact or law, that if now known or understood, would in any respect have affected their entering into this Purchase Agreement.

        Notwithstanding the foregoing releases, the parties hereto acknowledge and agree that this Agreement is not intended to and shall not be construed to release any claims Seller may have against Buyer or any other persons or entities for conduct, actions, failure to act, breaches of obligations, torts, or claims of any other kind or nature that arose prior to June 10, 1999, including, without limitation, the claims asserted in the Claimants' Actions, as defined in the Settlement Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLER

       As of the Closing, Seller represents and warrants to Buyer as follows:

       3.1       Ownership of Securities. Based solely on the Sale Order, (i) Seller has good and marketable title to the Securities, (ii) when assigned by Seller to Buyer pursuant to this Agreement and in accordance with the Sale Order, the Securities will be owned by Buyer free and clear of all Liens and rights of third parties, except for any transfer tax or other tax pertaining to the transactions contemplated by this Agreement, if any, and (iii) the Receiver has full power and legal right to cause the Securities to be sold, assigned, transferred and delivered to Buyer. Receiver has not taken, and will not take, any action to sell, transfer or otherwise dispose of the Securities or to cause such Securities to be encumbered by any Lien, except pursuant to this Agreement.

       3.2       Authority and Enforceability. Based solely on the Sale Order, (i) the Receiver has the requisite power and authority to enter into this Agreement, (ii) to complete the transactions contemplated by this Agreement and (iii) to execute and deliver this Agreement and the agreements, instruments and documents to be executed and delivered by Seller pursuant to this Agreement. Based solely on the Sale Order, when executed and delivered by the Receiver, this Agreement will constitute a valid and binding obligation of Seller enforceable against Seller in accordance with its terms, provided, however, that this Agreement and each such other agreement, instrument or document (as applicable) is also executed and delivered by all other persons provided to be parties thereto, if any.

       3.3       No Reliance. Seller has relied solely upon its own investigations and diligence and not upon any information provided by or on behalf of Buyer in making the decision to accept the purchase price for the Securities. Seller understands and acknowledges that neither Buyer nor Buyer’s representatives, agents or attorneys is making or has made at any time any warranties or representations of any kind or character, express or implied, with respect to any matter or the Securities, except as expressly set forth herein.

       3.4       Litigation. To the knowledge of Seller, there is currently no action, suit, proceeding or investigation pending, or currently threatened before any Governmental Authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge does or would (i) prevent consummation of any of the transactions contemplated by this Agreement, or (ii) cause any of the transactions contemplated by this Agreement to be rescinded after consummation.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

       As of Closing, Buyer represents and warrants to Seller as follows:

       4.1       Due Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to acquire and hold the Securities.

       4.2       Authority and Enforceability. Buyer has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions provided for hereby by Buyer have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, provided, however, that this Agreement and each such other agreement, instrument or document (as applicable) is also executed and delivered by all other persons provided to be parties thereto, if any.

       4.3       Sophisticated Investor. Buyer is a sophisticated investor experienced in the type of transactions contemplated by this Agreement and in the purchase of Securities, has sufficient information concerning the Securities in order to make an informed decision to enter into this Agreement and the transactions contemplated hereby, and is not in a disparate bargaining position with respect to Seller.

       4.4       Access. Buyer has been given adequate access and opportunity to inspect, analyze and evaluate the Securities and to conduct other investigations that Buyer has deemed necessary, and Buyer will close the transactions contemplated by this Agreement based on such inspection, analysis, evaluation and investigations and not in reliance (in whole or in part) on any representation, warranty or covenant by Seller, its employees, agents, attorneys or representatives, express or implied, that is not specifically set forth in this Agreement.

       4.5       Independent Evaluation. Buyer is an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933, as amended. In conjunction with its attorneys and advisors, Buyer has made its own independent evaluation of each aspect of the transactions contemplated by this Agreement and the Securities.

       4.6       ERISA. Buyer is not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the transactions contemplated by this Agreement do not violate the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

       4.7       Financial Condition of Buyer. Buyer represents and warrants that it has sufficient assets and that its financial condition is such that it can pay the Purchase Price in cash at the Closing as contemplated by this Agreement.

       4.8       Investment Representation. Buyer is sufficiently knowledgeable, sophisticated and experienced in business and financial matters to enable it to evaluate the merits and risks of the transactions contemplated by the Agreement. Buyer fully understands the risks associated with Buyer’s investment in the Securities. Buyer is able to bear the economic risk of its investment in the Securities and is presently able to afford the complete loss of such investment. Buyer acknowledges that the Securities may have limited or no liquidity and it has the financial capability to hold the Securities for an indefinite period of time.

       4.9       Distribution. Buyer is not purchasing the Securities with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act of 1933, as amended or otherwise), private placement or public offering of the Securities or any portion thereof in any transaction that would be in violation of any laws, including but not limited to the securities laws of the United States of America or any State thereof.

       4.10       Litigation. To the knowledge of the Buyer, there is currently no action, suit, proceeding or investigation pending, or currently threatened before any Governmental Authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge does or would (i) prevent consummation of any of the transactions contemplated by this Agreement, or (ii) cause any of the transactions contemplated by this Agreement to be rescinded after consummation.

ARTICLE V
CLOSING

       5.1       Conditions to the Obligations of Buyer. The obligation of Buyer to effect the Closing is further subject to the fulfillment of all of the following conditions unless waived in writing by Buyer.

1.	Accuracy of Representations and Warranties. The representations and warranties made by Seller in this Agreement shall have been true and correct in all material respects as of the date of Closing (the “Closing Date”) with the same force and effect as though all such representations and warranties had been made as of the Closing Date.

2.	Compliance Certificate. Seller shall have delivered a certificate to Buyer, signed by Receiver, dated the Closing Date and certifying to the satisfaction, as of the Closing Date, of the condition set forth in Section 5.1(a).

3.	Absence of Litigation. There shall not be in effect and binding on either Seller or Buyer any judgment order, decree, stipulation, injunction or charge that (i) prevents consummation of any of the transactions contemplated by this Agreement, or (ii) causes any of the transactions contemplated by this Agreement to be rescinded after consummation, and there shall not be pending any action, suit or proceeding that in Buyer’s reasonable judgment is likely to result in any such judgment, order, decree, stipulation, injunction or charge.

4.	Court Approval. If, prior to Closing, any appeal(s) are taken from the Sale Order, the approval of the transactions contemplated hereby by the court having jurisdiction over the final disposition of such appeal(s) shall have been obtained.

5.	Title to Securities. The Receiver shall have (i) obtained a release of all claims to the Securities from Sterling Capital, LLC, in form reasonably satisfactory to Buyer or (ii) taken any and all steps necessary to obtain free and clear title to the Securities through (x) appropriate foreclosure proceedings or (y) a court proceeding, which specifically refers to Sterling Capital, LLC, and through which Buyer is reasonably satisfied that Seller has obtained title to the Securities free and clear of any Liens, including any Lien of Sterling Capital, LLC.

       5.2       Conditions to the Obligations of Seller. The obligation of Seller to effect the Closing is further subject to the fulfillment of all of the following conditions unless waived in writing by Seller.

1.	Accuracy of Representations and Warranties. The representations and warranties made by Buyer in this Agreement shall have been true and correct in all material respects as of the Closing Date with the same force and effect as though all such representations and warranties had been made as of the Closing Date.

2.	Compliance Certificate. Buyer shall have delivered a certificate to Seller, signed by Buyer, dated the Closing Date and certifying to the satisfaction, as of the Closing Date, of the condition set forth in Section 5.2(a).

3.	Absence of Litigation. There shall not be in effect and binding on either Seller or Buyer any judgment order, decree, stipulation, injunction or charge that (i) prevents consummation of any of the transactions contemplated by this Agreement, or (ii) causes any of the transactions contemplated by this Agreement to be rescinded after consummation, and there shall not be pending any action, suit or proceeding that in Buyer’s reasonable judgment is likely to result in any such judgment, order, decree, stipulation, injunction or charge.

4.	Court Approval. If, prior to Closing, any appeal(s) are taken from the Sale Order, the approval of the transactions contemplated hereby by the court having jurisdiction over the final disposition of such appeal(s) shall have been obtained.

ARTICLE VI
INDEMNIFICATION

       6.1       Indemnification by Buyer. Until such time as the receivership is terminated and all monies thereof distributed, Buyer shall indemnify and hold harmless Seller and all of its Affiliates, shareholders, directors, officers, employees and agents from and against any and all claims, losses, judgments, liabilities, settlements, fines, penalties, interest, costs and expenses (including all attorneys' fees and disbursements, whether incurred in resolving indemnification issues between the parties to this Agreement or in defending third party claims, collectively, the "Losses") that result from, arise out of or are connected with (i) any claim brought by a third party under or with respect to any of the Securities, arising from or relating to actions (or failure to act or omissions) by, on behalf of, or at the request of Buyer or any of its agents, representatives, officers, directors or employees after the Closing; and (ii) any breach (or any claim by any third party which, if to any extent true, would constitute or demonstrate a breach) of any representation, warranty or covenant of Buyer set forth in this Agreement or in any instrument delivered pursuant hereto; provided, however, that Buyer's liability to indemnify Seller shall be limited to the amount of the Purchase Price.

       6.2       Indemnification by Receiver. Until such time as the receivership is terminated and all monies thereof distributed, Receiver shall indemnify and hold harmless Buyer and all of its Affiliates, shareholders, directors, officers, employees and agents, from and against any and all Losses that result from, arise out of or are connected with (i) any claim brought by a third party under or with respect to any of the Securities, which claim is arising from or relating to actions (or failure to act or omissions) by, on behalf of, or at the request of Receiver, any entity controlled by Receiver or their respective agents, representatives, officers, directors or employees following September 21, 2000, up to and including the Closing; and (ii) any breach (or any claim by any third party which, if to any extent true, would constitute or demonstrate a breach) of any representation, warranty or covenant of Receiver, as applicable, set forth in this Agreement or in any instrument delivered pursuant hereto; provided, however, that solely for purposes of this Section 6.2 the clause "based solely on the Sale Order" in Sections 3.1 and 3.2 shall not be given any effect, and provided, further, that Receiver's liability to indemnify Buyer shall be limited to the lesser of (a) the amount of the Purchase Price and (b) the value of the assets remaining under the control of the Receiver in the Receivership. Buyer agrees that its recourse under this Section 6.2 is limited to the assets controlled by the Receiver and does not extend to the Receiver in his personal capacity. Seller shall not be required to establish a reserve for the purpose of funding any obligation under this Section 6.2 unless otherwise agreed and the obligations under this Section 6.2 shall terminate and be of no further force or effect from and after the date of termination of the receivership and all monies thereof distributed.

       6.3       Indemnification Procedure. If any action or claim is or shall be commenced by a third party (in any such case, a “Claim”) in respect of which any party (an “Indemnitee”) seeks or will seek indemnification from another party (an “Indemnitor”) pursuant to either Section 6.1 or 6.2, Indemnitee shall promptly notify the Indemnitor in writing and summarize the nature of the Claim and the basis upon which it is asserted. Any delay in sending such a notice shall be without prejudice to the rights of Indemnitee unless the delay demonstrably prejudices the rights of Indemnitor. Within twenty (20) business days after an Indemnitee gives such a notice, Indemnitor shall notify Indemnitee in writing whether Indemnitor will defend the action. If Indemnitor elects to defend, it will not settle or compromise the Claim without Indemnitee’s prior written consent, which shall not be unreasonably withheld. If Indemnitor does not defend the Claim, Indemnitee shall be entitled, but not obligated to, defend the Claim. Whether or not Indemnitor defends, Indemnitor shall pay all costs and expenses of the defense. Moreover, if Indemnitor does not timely elect to defend or does so elect but does not defend the Claim in good faith, Indemnitee need not consult Indemnitor regarding any settlement or compromise.

ARTICLE VII
DISCLAIMER

        BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, SELLER HAS NOT MADE OR GIVEN, DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS ANY STATEMENTS, OPINIONS, ADVICE, GUARANTIES, PROMISES, COVENANTS, AGREEMENTS, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND OR CHARACTER, WRITTEN OR ORAL, PAST, PRESENT OR FUTURE, CONCERNING ANY OF THE SECURITIES, OR THE MARKETABILITY, VALUE, NATURE, QUALITY, TITLE OR CONDITION OF THE SECURITIES, INCLUDING BUT NOT LIMITED TO (A) THE VALUE OR PROJECTED VALUE OF THE SECURITIES INCOME OR EXPENSES, GENERATED, PAID OR INCURRED IN CONNECTION WITH THE SECURITIES; (B) THE SUITABILITY OR SALEABILITY OF THE SECURITIES BY BUYER; (C) THE CONFORMITY OF THE SECURITIES WITH ANY APPLICABLE LAWS, RULES OR REGULATIONS; OR (D) THE NECESSITY OF BUYER TO OBTAIN ANY NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR BUYER’S ACQUISITION OR OWNERSHIP OF THE SECURITIES.

        BUYER ACKNOWLEDGES FOR BUYER AND BUYER’S SUCCESSORS AND ASSIGNS, (A) THAT BUYER HAS BEEN GIVEN A REASONABLE OPPORTUNITY TO INSPECT AND INVESTIGATE THE SECURITIES, EITHER INDEPENDENTLY OR THROUGH AGENTS OF BUYER’S CHOOSING AND (B) THAT BUYER IS ACQUIRING THE SECURITIES BASED UPON BUYER’S OWN INVESTIGATION AND INSPECTION THEREOF. BUYER AGREES THAT THE SECURITIES SHALL BE SOLD AND THAT BUYER SHALL ACCEPT POSSESSION OF THE SECURITIES AT CLOSING IN THEIR “AS-IS, WHERE-IS, WITH ALL FAULTS” CONDITION WITH NO RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE AND THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, SUCH SALE SHALL BE WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED. EXCEPT AS THE SAME MAY BE SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER DISCLAIMS ALL REPRESENTATIONS, WARRANTIES AND COVENANTS OF EVERY NATURE WHATSOEVER, EXPRESS OR IMPLIED WITH RESPECT TO ANY OF THE SECURITIES. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE SECURITIES WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND OTHER THAN AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.

        BY INITIALING BELOW, BUYER HEREBY WAIVES THE PROVISIONS OF ANY STATUTE OR BODY OF LAWS IN OREGON OR ANY OTHER JURISDICTION IN CONNECTION WITH THE MATTERS WHICH ARE SUBJECT TO THE ACKNOWLEDGMENTS, WAIVERS AND RELEASES CONTAINED IN THIS ARTICLE VI.

               BUYER'S INITIALS.       _______________

ARTICLE VIII
MISCELLANEOUS

       8.1       Notices. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be deemed to have been duly given on the date of receipt, if personally delivered or delivered by courier or if received by telecopier, or three days after mailing if mailed by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

If to Buyer:	Wilshire Financial Services Group Inc. 1776 SW Madison Street Portland, Oregon 97205 Attention: Bruce Weinstein Telephone: (503) 223-5600 Facsimile: (503) 223-8799

with a copy to:	Irell & Manella LLP 1800 Avenue of the Stars, Suite 900 Los Angeles, California 90067 Attention: Ken Ikari Telephone: (310) 277-1010 Facsimile: (310) 284-3052

If to the Receiver or Seller:

Thomas F. Lennon, Receiver Capital Consultants, LLC 2300 SW First Avenue Portland, OR 97201 Fax: (503) 241-0448 and 7777 Alvarado Road, Suite 712 La Mesa, CA 91941 Fax: (619) 465-9288

With a copy to:

David L. Osias, Esq. Allen Matkins Leck Gamble & Mallory LLP 501 W. Broadway, Suite 900 San Diego, CA 92101 Fax: (619) 233-1158

or to such other address or Person as the parties may specify in a notice given in accordance with this Section.

       8.2       Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OREGON AND FEDERAL RECEIVERSHIP LAW, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS THEREOF. THE U.S. DISTRICT COURT, FOR THE DISTRICT OF OREGON SHALL RETAIN JURISDICTION TO ENFORCE THE PROVISIONS OF THIS AGREEMENT AND THE SALE ORDER, AND TO ADJUDICATE ANY DISPUTES THAT MAY ARISE IN THE FUTURE WITH RESPECT TO SAME.

       8.3       Expenses. The parties to this Agreement shall each pay its own costs and expenses incurred in connection with the negotiation, documentation and performance of this Agreement.

       8.4       Amendment. This Agreement may be amended only by a writing signed by Buyer and the Receiver.

       8.5       Counterparts. This Agreement may be signed in counterparts which together shall constitute one instrument.

       8.6       Costs of Enforcement. In the event of any lawsuit or other proceedings to enforce any of the provisions of this Agreement and notwithstanding any other provision of this Agreement, the party that substantially prevails shall be entitled to all of its costs and expenses of enforcement from the other party.

       8.7       Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto relating to its subject matter and cancels and supersedes all prior agreements and understandings between the parties relating to the subject matter, whether written or verbal.

       8.8       Third-Party Beneficiaries. This Agreement is for the sole benefit of Seller and Buyer and their successors and permitted assigns. Neither this Agreement nor the transactions contemplated by this Agreement or any agreement, instrument or document created, signed or delivered pursuant hereto will create in any other person any right, benefit or interest or estop Seller or Buyer with respect to any of the Securities or any amount payable pursuant thereto or otherwise.

       8.9       Waiver of Jury Trial. EACH OF SELLER AND BUYER VOLUNTARILY AND IRREVOCABLY WAIVES ANY CONSTITUTIONAL OR OTHER RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION ASSERTED IN ANY CIVIL ACTION BY OR AGAINST THE OTHER OF THEM, CONCERNING THIS AGREEMENT, ANY AGREEMENT, INSTRUMENT OR DOCUMENT DELIVERED OR TO BE DELIVERED PURSUANT TO THIS AGREEMENT, ANY ACT OR FAILURE TO ACT WITH RESPECT TO THIS AGREEMENT OR ANY SUCH AGREEMENT, INSTRUMENT OR DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHETHER SUCH CLAIM OR CAUSE OF ACTION ARISES UNDER CONTRACT, IN TORT OR OTHERWISE.

       8.10       Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requires it.

       8.11       Binding Effect. This Agreement will be binding on Seller and Buyer and will inure to the benefit of their successors and permitted assigns.

       8.12       Headings. The Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       8.13       Brokers. Seller and Buyer represent and warrant to each other that it did not engage any finder, broker, or intermediary with respect to this Agreement or the transactions contemplated hereby or directly or indirectly cause any finder’s fee, commission or other compensation or expense reimbursement to become owing to any third-party with respect to this Agreement or the transactions contemplated hereby. Seller and Buyer will defend, indemnify and hold harmless the other of them from all demands, claims, causes of action, losses, damages, liabilities, obligations, remedies, penalties, costs and expenses (including without limitation, reasonable attorneys’ fees) with respect to its breach of its representations and warranties set forth in this Section 8.13.

       8.14       Further Assurances. Until such time as the receivership is terminated and without payment or any additional consideration other than reimbursement for authorized and documented out-of-pocket expenses, Seller shall, at the request of Buyer and to the extent permitted by the Sale Order, execute and deliver such further documents and take such further actions as may be reasonably necessary to give effect to the provisions of this Agreement.

       8.15       Survival. The representations and warranties contained in this Agreement shall survive the Closing.

       8.16       Termination. If the Closing has not occurred on or before December 31, 2004, unless such date is extended by mutual agreement of the parties, this Agreement shall terminate and be of no further force or effect.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly signed as of the date that appears in its first paragraph.

Thomas F. Lennon, as Receiver for Capital Consultants, LLC, an Oregon limited liability company in the cases of Securities and Exchange Commission v. Capital Consultants, LLC, et. al. (Case No. 00-1290-KI) and Elaine L. Chao, Secretary of Department of Labor v. Capital Consultants, LLC, et. al. (Case No. 00-1291-KI) pending in the United States District Court, District of Oregon, and pursuant to the Order Approving Receiver's Sale of Certain Securities Pursuant to Stock Purchase Agreement entered by the District Court in these cases

Wilshire Financial Services Group Inc.

By: ________________________________________________
Name: ______________________________________________
Title: _____________________________________________

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED AND AGREED, the undersigned hereby sells, assigns and transfers to:

Wilshire Financial Services Group Inc., a Delaware corporation

Stock Certificate No. B-1, dated June 8, 1999, issued to Wilshire Credit Corporation and representing One Thousand (1,000) shares of the non-voting Class B Common Stock (the “Stock”) of Wilshire Credit Corporation, a Nevada corporation (the “Corporation”), said Stock constituting all of the authorized, issued and outstanding shares of the Corporation held by the Seller, and Seller irrevocably constitutes and appoints ______________________ to transfer the Stock on the books of the Corporation with full power of substitution.

Date of signing: May 13, 2002

"Seller"

Thomas F. Lennon, as Receiver for Capital Consultants, LLC, an Oregon limited liability company in the cases of Securities and Exchange Commission v. Capital Consultants, LLC, et. al. (Case No. 00-1290-KI) and Elaine L. Chao, Secretary of Department of Labor v. Capital Consultants, LLC, et. al. (Case No. 00-1291-KI) pending in the United States District Court, District of Oregon, and pursuant to the Order Approving Receiver's Sale of Certain Securities Pursuant to Stock Purchase Agreement entered by the District Court in these cases

EXHIBIT B

WIRE TRANSFER INSTRUCTIONS

EXHIBIT C

SALE ORDER

PURCHASE AGREEMENT

dated as of

___________________, 2002

by and between

Wilshire Financial Services Group Inc.

and

Thomas F. Lennon,
Receiver for Capital Consultants, LLC, an Oregon limited liability company in the cases of Securities and Exchange Commission v. Capital Consultants, LLC, et. al.
(Case No. 00-1290-KI) and Elaine L. Chao, Secretary of Department of Labor v.
Capital Consultants, LLC, et. al. (Case No. 00-1291-KI)
pending in the United States District Court, District of Oregon